UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

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DEMANDTEC, INC.
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This filing consists of (1) an email sent from Daniel Fishback, President and Chief Executive Officer of DemandTec, to DemandTec employees on December 8, 2011; (2) a list of answers to frequently asked questions sent from Daniel Fishback, President and Chief Executive Officer of DemandTec, to DemandTec employees on December 8, 2011; and (3) an email from Yuchun Lee, Vice President of Enterprise Market Management, IBM Industry Solutions forwarded to DemandTec employees on December 8, 2011.

Email sent from Daniel Fishback to DemandTec employees on December 8, 2011:

To all DemandTec Employees:

Today I am pleased to announce that IBM and DemandTec have entered into a definitive agreement under which DemandTec will be acquired by IBM.  As you obviously know, IBM is a global leader in innovation and, specific to our industry, one of the world’s best at delivering next generation analytical and business process capabilities to retailers and CP manufacturers worldwide.

I’ve often said that every public company is for sale every day. And while it was not our original plan to sell DemandTec, I can honestly say this is a very exciting day for DemandTec and the beginning of a great journey. With the global reach, solution portfolio, and overall resources and strategy of IBM, we believe this combination will further enable DemandTec to fulfill its vision and long-term goals and help our customers better compete today and in the future.  As many of you already know, IBM invests in innovation like no other company. They are awarded more patents than any other company in the world.  And they deploy those innovations in more than 150 countries worldwide.  If there was ever an ideal “big brother” company for DemandTec to fit into, IBM is it.

Most importantly, IBM does acquisitions the right way.  There are still many details to figure out but, in general, IBM is not just acquiring software and financial assets... they want and need the people of DemandTec to do what we’ve been doing in order to accelerate the growth of this business with their help.

Upon closing, this transaction will merge all of the DemandTec solutions and employees into IBM’s Enterprise Marketing Management (EMM) group, the business unit that has also recently acquired Unica, Coremetrics, and Sterling Commerce, leading solutions used by many of our customers today.

The acquisition of DemandTec also extends IBM’s Smarter Commerce strategy which is about enabling a smarter way for companies to buy, sell and market their products by integrating operations and enhancing interactions through community, collaboration, process and analytics. This approach is focused on helping companies swiftly adapt to rising customer demands and create new ways to buy, sell and secure greater customer loyalty in the era of mobile and social networks.

Please note that today we have announced only the agreement to be acquired, not a completed acquisition.  We expect this transaction to close within the next 60-90 days and until closing DemandTec will continue to operate normally as a separate company.

Attached is a list of Frequently Asked Questions that should help to answer your initial questions about this announcement and, upon closing, much more information will be provided.

So that we can discuss today’s events in more detail, we will be holding a DTAll “Town Hall” meeting at 9:30am pacific today (including video webex for all remote employees).  Additionally, XMT will be discussing this news and answering your questions throughout the day and weeks to come.  And, as always, my door is open if you’d like to swing by and discuss.

dan

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between IBM and DemandTec, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding IBM and DemandTec’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval, court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate DemandTec’s operations into those of IBM; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of DemandTec may be difficult; IBM and DemandTec are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in its most recent quarterly report filed with the SEC, and DemandTec’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011 and in its most recent quarterly report filed with the SEC. IBM and DemandTec assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of DemandTec by IBM. In connection with the proposed acquisition, DemandTec intends to file relevant materials with the SEC, including DemandTec’s proxy statement in preliminary and definitive form. STOCKHOLDERS OF DEMANDTEC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DEMANDTEC’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from DemandTec by contacting [DemandTec Investor Relations at (650) 645-7103 or tim.shanahan@demandtec.com]. Such documents are not currently available.

Participants in Solicitation

IBM and its directors and executive officers, and DemandTec and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of DemandTec common shares in respect of the proposed transaction. Information about the directors and executive officers of IBM is set forth in the proxy statement for IBM’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 7, 2011. Information about the directors and executive officers of DemandTec is set forth in the proxy statement for DemandTec’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 24, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.

List of “Answers to Frequently Asked Questions for DemandTec Employees” sent from Daniel Fishback to DemandTec employees on December 8, 2011:

Acquisition Announcement:  “IBM to Acquire DemandTec”

Answers to Frequently Asked Questions for DemandTec Employees

GENERAL

1.              What was announced today?

On December 8, 2011, IBM and DemandTec announced that the companies have signed a definitive agreement under which IBM will acquire DemandTec.

2.            Does this mean the acquisition is complete?

No, this only announces IBM’s intent to acquire DemandTec.  This transaction will be finalized following DemandTec stockholder approval, regulatory reviews and completion of customary closing conditions.  We expect these to occur in early 2012.  Until closing, it is important to note that IBM and DemandTec remain and continue to operate as separate companies.

3.              Why is IBM planning to acquire DemandTec?

IBM’s Smarter Planet strategy includes their Smarter Commerce initiative which entails helping companies create a smarter way to buy, market, sell and service their products by integrating operations and enhancing interactions through community, collaboration, process and analytics—all within an industry context. This new initiative of Smarter Commerce is focused on helping companies swiftly adapt to rising customer demands in today’s digitally transformed marketplace. IBM’s new software and services offerings, supported by global sales and marketing resources, address the spectrum of enterprise commerce activities—new ways to buy, sell, and secure greater customer loyalty in the era of mobile and social networks.

The acquisition of DemandTec will extend IBM Smarter Commerce solutions with cloud-based pricing, promotion, assortment, and shopper insights solutions that enable merchandising, sales and marketing professionals to gain insights on today’s empowered consumers, and improve profitability based on the ability to market, sell and deliver the right product at the right time, the right place, and at the right price.  Under Smarter Commerce, IBM has also recently acquired Unica (CRM / marketing management), Sterling Commerce (B2B integration and multi-channel order management), and Coremetrics (web analytics), three similar acquisitions to DemandTec.  Further, they deploy Netezza, Cognos, and other assets as part of these solutions.

The combined capabilities of IBM and DemandTec will help our customers extend the “customer centric value chain” by enhancing merchandising systems and enabling sales, marketing and merchandising executives to increase revenue and profitability through improved product, price and promotion strategies, decision management and execution.

4.             How will DemandTec fit within the IBM Software portfolio?

The DemandTec products will become part of the Industry Solutions portfolio within IBM Software Group.  Specifically within Industry Solutions, DemandTec, like Unica, Coremetrics, and Sterling Commerce, will become part of the Enterprise Marketing Management (EMM) group, led by Yuchun Lee, former founder/CEO of Unica Corporation.

5.          What is the plan for integrating the DemandTec and other IBM software products (e.g. Unica, Coremetrics, or other), and for announcing product roadmap and delivery plans?

Between announce and close, the two companies continue to operate as independent companies.

Between now and the closing of the transaction, integration teams from both IBM and DemandTec will be planning the steps necessary for successful integration that will occur after closing, such as product roadmaps and delivery plans, go-to-market programs, and synergies with the IBM product portfolio.  Once the acquisition has been completed, IBM will begin providing more details and a timeline for delivering a joint roadmap appropriate to clients, partners, and industry participants.

6.             How will DemandTec customers benefit?

DemandTec customers will benefit from the combined technologies and skills of both companies, including increased investment, global reach, industry expertise and support available from IBM, along with IBM’s commitment to innovation in general.

Consistent with IBM’s Smarter Commerce strategy, IBM will continue to support and enhance DemandTec’s technologies and clients while allowing them to take advantage of the broader IBM portfolio, including Coremetrics, Unica, Sterling Commerce, Cognos, Netezza and other Smarter Commerce solutions, as well as enhanced service options from IBM Global Services and increased international support (people, product localization, etc.).

7.            How will this affect DemandTec customers’ current support and services contracts?

Until the acquisition closes, IBM and DemandTec remain separate companies, therefore DemandTec clients will see no changes at this time in the way they access support and professional services (e.g., same support contact numbers, same team delivering support, etc.).

After the acquisition closes, the IBM and DemandTec Client Support and Professional Services teams and DemandTec’s partners will be completely focused on clients’ ongoing success with the DemandTec products.  Over time as any changes occur, information will be communicated to clients and partners with ample lead time to allow for planning and a smooth transition.

8.            How will the acquisition affect DemandTec partners?

IBM intends to extend and grow with the skilled partner community that has helped make DemandTec successful. As IBM works hard to deliver portfolio enhancements based on DemandTec technology, DemandTec partners are encouraged to get started now.

9.              What happens to the existing DemandTec partner program?

Initially, nothing changes to either the DemandTec SI partnerships or the DemandTec Network Partner Program.  It is important to conduct business as usual.  At some point in the future, the DemandTec technology will be available for Business Partners through IBM Software Value Plus, IBM’s strategic software channel program designed to reward partners who invest in skills and high value solutions for clients to leverage based on designated IBM software. For more information, visit IBM PartnerWorld - IBM Software Value Plus

10.       What is IBM’s acquisition strategy?

IBM considers multiple factors when considering potential acquisitions; chief among those is delivering superior client and shareholder value.  We look for companies that complement and enhance the rest of the IBM portfolio to better provide an end-to-end solution for our clients, while delivering shareholder value and returns consistent with our financial model. This acquisition further demonstrates IBM investment and leadership in Smarter Commerce.

11.       Why did IBM make the decision to acquire DemandTec, versus developing a product in house?

•      Time to market and the ability to take advantage of existing market-leading offerings are key factors in any acquisition decision IBM makes.

•      DemandTec is a leading provider of price, promotion, assortment, and shopper insight solutions, with more than a decade of expertise embedded in their industries, products, selling and consulting practices.

•      DemandTec has an installed base of major global retailers and CP manufacturers, with a track record for providing solutions that help their customers improve overall business volume and profit.

•      DemandTec has years of experience in developing and refining scientific models that are key to price, promotion and assortment optimization.

DemandTec’s capabilities complement and extend IBM’s Smarter Commerce and Enterprise Marketing Management (EMM) solutions, enabling IBM to offer enhanced industry leading solutions to IBM clients globally, leveraging DemandTec’s vast modeling experience and well-established solutions.

12.       Where can I learn more about IBM’s Smarter Commerce initiative and EMM?

For more information about Smarter Commerce:

http://www.ibm.com/smarterplanet/us/en/smarter_commerce/overview/index.html?re=CS1

For more information about Enterprise Marketing Management (EMM):

http://www-142.ibm.com/software/products/us/en/category/SWX00

COMPANY and PERSONAL

13.       What are IBM’s plans for the DemandTec brand?

Consistent with other IBM acquisitions, we anticipate the DemandTec brand will continue to be utilized for a significant period of time.  However, branding details will be defined as part of the integration process, and in coordination with business and portfolio planning.

14.       The press release and other messaging do not emphasize some elements of our portfolio and messaging.  Does this indicate a decision to only focus on part of DemandTec?

No.  For purposes of this announcement, DemandTec Marketing and IBM collaborated on messages that would be simpler for a broad audience to understand as well as apply at a higher level than just the Retail and CP industries (IBM’s EMM group markets its solutions to other verticals as well).

Therefore, word choice such as “pricing and promotion” was used to apply to both Retail and CP vs separately using “trade planning” for CP.  Similarly, emphasis on the DemandTec network, network partners, DemandTec Connect, and some other DemandTec concepts/messages were downplayed for the purposes of these initial acquisition announcement communications.

Remember that until closing, we remain separate companies and our current messaging still applies. Even after closing, much more work will be done on messaging, product positioning, etc, as part of integration planning.

15.      Will IBM keep the current DemandTec headquarters location in California and other key locations?

The DemandTec teams in all DemandTec locations will work closely with their IBM counterparts as needed, regardless of work locations and per local guidelines.

Between now and acquisition close, integration teams from both IBM and DemandTec will be planning the steps necessary for successful integration that will occur after closing, including location plans that will support the DemandTec team’s continued success.

16.       How will the DemandTec team fit organizationally within IBM?

DemandTec will become part of the Industry Solutions group, within IBM Software, a group led by Craig Hayman, General Manager, IBM Industry Solutions.  Specifically within Industry Solutions, DemandTec will become part of Enterprise Marketing Management (EMM), a group led by Yuchun Lee, former founder/CEO of Unica and the group that also includes recently acquired Unica, Coremetrics, and Sterling Commerce.

17.       Will this acquisition affect my role, department, manager, etc?

IBM’s goal is to maintain and grow DemandTec’s business.   Therefore, one significant asset that IBM will gain through this acquisition is the tremendous talent and skills of the people at DemandTec. IBM is committed to leveraging the talent and skills of employees in the best possible way. Initially your current job responsibilities will continue as-is. Changes may occur over time as you become integrated into IBM programs and development opportunities.

Mark Culhane will only join IBM for a 90-day period but, from a management team perspective, the rest of DemandTec’s XMT, including Dan Fishback, will become IBM employees and continue leading this part of the organization in the same or similar capacities as today.

18.       What will happen to my benefits?

Your current benefits will remain in place through your transfer of employment to IBM. Coverage under the IBM plan begins on the date of your employment with IBM. You and your eligible dependents will be covered under the provisions of the IBM medical, dental and vision plans, in accordance with the choices you make during the health care benefits enrollment period.

19.       When do DemandTec employees become employees of IBM?

Employment dates will be finalized as we work through the transition. This transaction is subject to customary closing conditions and regulatory clearance. Our current planning assumptions for Transfer of Employment are:

•                  US: April 1, 2012

•                  Canada: April 1, 2012

•                  India: May 1, 2012

•                  EMEA: July 1, 2012

20.       Will I still receive my current bonus, vacation, stock options, etc?

Between announce and close, the two companies continue to operate as independent companies. Between now and the closing of the transaction, integration teams from both IBM and DemandTec will be planning the steps necessary for successful integration of employment and related programs that will occur after closing.

We realize that there are many questions that you will have and we are working to provide answers as quickly as possible.  IBM and DemandTec are developing a HR-specific FAQ and we expect will be available within 1-2 weeks of this announcement.

21.       How should I interact with IBM between now and close?

Between announce and close, the two companies continue to operate as independent companies. During this time, integration teams from both IBM and DemandTec will be planning the steps necessary for successful integration that will occur after closing, such as product roadmaps and delivery plans, go-to-market programs, and synergies with the IBM product portfolio. Once the acquisition has been completed, IBM will begin providing more details and a timeline for delivering a joint roadmap appropriate to clients, partners, and industry participants.

SALES / FIELD

22.       Where should I go for more information or with customer questions regarding the DemandTec announcement?

Please contact your XMT/FMT manager (Tom Croke, Rob Culin, or Kim Desmond) or either Marc Dietz or Will Johnson.

23.       Will the existing sales organization structure change?

IBM’s priority will be to retain the DemandTec sales employees and to preserve and continue the existing DemandTec client relationships.  After the acquisition closes, IBM will work to provide sales team continuity with clients to the extent possible.

Organizationally it is IBM’s intention to integrate the DemandTec sales team within the WW Enterprise Marketing Management (EMM) Sales team which is part of the Industry Solutions team.  Specifics regarding organizational structure — for Sales and other departments - will not be available until after the acquisition closes and until that time, DemandTec Sales will continue operating as normal and as a separate, independent company from IBM.

24.       Should I contact IBM sales reps to start account planning?

No, you should NOT reach out to contact IBM sales reps for any purposes related to this announcement.  While human nature motivates us all to reach out and meet people, we must be cognizant of the fact that until the closing of the transaction, DemandTec and IBM remain as separate companies.  You should continue to operate business as usual.  There will be adequate time when the transaction is closed for DemandTec and IBM personnel to meet.

Note that IBM Sales personnel have received this same guidance and will not be representing DemandTec products in any way related to this announcement (partner activities remain business as usual).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between IBM and DemandTec, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding IBM and DemandTec’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval, court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate DemandTec’s operations into those of IBM; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of DemandTec may be difficult; IBM and DemandTec are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in its most recent quarterly report filed with the SEC, and DemandTec’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011 and in its most recent quarterly report filed with the SEC. IBM and DemandTec assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of DemandTec by IBM. In connection with the proposed acquisition, DemandTec intends to file relevant materials with the SEC, including DemandTec’s proxy statement in preliminary and definitive form. STOCKHOLDERS OF DEMANDTEC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DEMANDTEC’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from DemandTec by contacting [DemandTec Investor Relations at (650) 645-7103 or tim.shanahan@demandtec.com.  Such documents are not currently available.

Participants in Solicitation

IBM and its directors and executive officers, and DemandTec and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of DemandTec common shares in respect of the proposed transaction. Information about the directors and executive officers of IBM is set forth in the proxy statement for IBM’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 7, 2011. Information about the directors and executive officers of DemandTec is set forth in the proxy statement for DemandTec’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 24, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.

Email from Yuchun Lee, Vice President of Enterprise Market Management, IBM Industry Solutions forwarded to DemandTec employees on December 8, 2011:

DemandTec Team,

I am very pleased that IBM has announced its intent to acquire DemandTec, Inc. — an acquisition that presents many new and exciting opportunities for both our businesses.

IBM will provide broader reach for DemandTec solutions across the geographies we touch and the industries we serve. IBM’s complementary solutions will add significant value to DemandTec offerings.  The acquisition will extend IBM’s leadership in delivering Smarter Commerce solutions by enabling companies to use cloud computing services to gain broader insights about customer merchandising and pricing preferences.

Your talent and hard work have been vital to building the outstanding reputation DemandTec has earned in the market. Following the completion of the acquisition, expected to take place early next year, the DemandTec team will become part of IBM Software — a team of dedicated innovators who are committed to helping our clients address their most challenging IT and business needs. I am proud of what we do every day, and I am honored to have you join us.

Subject to the closing process, DemandTec will join my organization, Enterprise Market Management in Industry Solutions, part of IBM Software. I have appointed an experienced executive, Stephanie Wilkinson, to oversee the transition into IBM, working closely with the DemandTec executive team. As you learn more about the plans for the transition, I hope you will be as enthusiastic as we are about what the future holds for the DemandTec team and our expanded portfolio of offerings.

I look forward to joining Dan Fishback later this morning, to share more information with you about IBM and the opportunities ahead. And, you can learn more about our Enterprise Marketing Management [http://www-142.ibm.com/software/products/us/en/category/SWX00] capabilities on ibm.com.

The IBM team and I are committed to doing everything possible to ensure a smooth transition for you, and for your clients and partners.

Yuchun

Yuchun Lee

Vice President, Enterprise Market Management, IBM Industry Solutions

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between IBM and DemandTec, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding IBM and DemandTec’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of shareholder approval, court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate DemandTec’s operations into those of IBM; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of DemandTec may be difficult; IBM and DemandTec are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in its most recent quarterly report filed with the SEC, and DemandTec’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011 and in its most recent quarterly report filed with the SEC. IBM and DemandTec assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of DemandTec by IBM. In connection with the proposed acquisition, DemandTec intends to file relevant materials with the SEC, including DemandTec’s proxy statement in preliminary and definitive form. SHAREHOLDERS OF DEMANDTEC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DEMANDTEC’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from DemandTec by contacting DemandTec Investor Relations at (650) 645-7103 or investor relations@DemandTec.com. Such documents are not currently available.

Participants in Solicitation

IBM and its directors and executive officers, and DemandTec and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of DemandTec common shares in respect of the proposed transaction. Information about the directors and executive officers of IBM is set forth in the proxy statement for IBM’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 7, 2011. Information about the directors and executive officers of DemandTec is set forth in the proxy statement for DemandTec’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on June 24, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.